THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("Energy Group ADSs") of The Energy Group PLC ("The Energy Group"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

Goldman Sachs International is acting for PacifiCorp Acquisitions and PacifiCorp in relation to the Increased Offer and no one else, and will not be responsible to anyone other than PacifiCorp Acquisitions and PacifiCorp for providing the protections afforded to customers of Goldman Sachs International nor for providing advice in relation to the Increased Offer. Goldman Sachs International is acting through Goldman, Sachs & Co. for the purpose of making the Increased Offer in the United States.
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                         REVISED LETTER OF TRANSMITTAL
          TO ACCEPT THE INCREASED OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS
                                       OF
                              THE ENERGY GROUP PLC
        PURSUANT TO THE INCREASED OFFER TO PURCHASE DATED MARCH 19, 1998
                                       BY
                          GOLDMAN SACHS INTERNATIONAL
                                  ON BEHALF OF
                            PACIFICORP ACQUISITIONS
                   (A WHOLLY OWNED SUBSIDIARY OF PACIFICORP)

  THE INITIAL OFFER PERIOD HAS BEEN EXTENDED AND NOW WILL EXPIRE AT 10:00 PM (LONDON TIME), 5:00 PM (NEW
  YORK CITY TIME) ON APRIL 7, 1998, UNLESS FURTHER EXTENDED. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD,
  INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE INCREASED OFFER HAVE BEEN SATISFIED, FULFILLED
  OR, WHERE PERMITTED, WAIVED, THE INCREASED OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT
  LEAST 14 CALENDAR DAYS. HOLDERS OF ENERGY GROUP SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR
  ACCEPTANCES OF THE INCREASED OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT
  NOT DURING THE SUBSEQUENT OFFER PERIOD.
                                 DESCRIPTION OF ENERGY GROUP ADSS TENDERED

     NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                ADS(S) TENDERED (ATTACH
                       ON ADR(S))                                   ADDITIONAL LIST IF NECESSARY)
                                                                            TOTAL NUMBER
                                                                ADR            OF ADSS          NUMBER
                                                              SERIAL       REPRESENTED BY       OF ADSS
                                                            NUMBER(S)*         ADR(S)*        TENDERED**
   *Need not be completed for book-entry transfers.
  **Unless otherwise indicated, it will be assumed that all Energy Group ADSs delivered to the US
    Depositary are being tendered. See Instruction 4.

                THE U.S. DEPOSITARY FOR THE INCREASED OFFER IS:
                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                    BY MAIL:

                          Continental Stock Transfer &
                                 Trust Company
                         c/o Shareholder Communications
                                  Corporation
                          17 State Street, 24th Floor
                               New York, NY 10004

                           Attn: Tenders & Exchanges

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 (212) 248-8495

                             FOR INFORMATION CALL:

                            (800) 733-8481, ext. 475

                         BY HAND OR OVERNIGHT COURIER:

                          Continental Stock Transfer &
                                 Trust Company
                         c/o Shareholder Communications
                                  Corporation
                          17 State Street, 24th Floor
                               New York, NY 10004

                           Attn: Tenders & Exchanges

DELIVERY OF THIS REVISED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS REVISED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS REVISED LETTER OF TRANSMITTAL IS COMPLETED.

    ACCEPTING HOLDERS OF ENERGY GROUP ADSs EVIDENCED BY ENERGY GROUP ADRs WILL RECEIVE PAYMENT IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION".

    ACCEPTANCE OF THE INCREASED OFFER IN RESPECT OF ENERGY GROUP SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ENERGY GROUP ADSs EVIDENCED BY ENERGY GROUP
ADRs) CANNOT BE MADE BY MEANS OF THIS REVISED LETTER OF TRANSMITTAL. If you hold Energy Group Shares that are not represented by Energy Group ADSs, you can obtain a Revised Form of Acceptance for accepting the Increased Offer in respect of those Energy Group Shares from the Information Agent, the US Depositary or the UK Receiving Agent. See Instruction 13 of this Revised Letter of Transmittal.

    Delivery of a Revised Letter of Transmittal, American Depositary Receipts evidencing Energy Group ADSs ("Energy Group ADRs") (or book-entry transfer of such Energy Group ADSs evidenced by Energy Group ADRs) and any other required documents to the US Depositary by Energy Group ADS holders will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Increased Offer by such holder with respect to such Energy Group ADSs evidenced by Energy Group ADRs subject to the terms and Conditions set out in the Increased Offer to Purchase dated March 19, 1998 (the "Increased Offer to Purchase") and this Revised Letter of Transmittal. Capitalized terms and certain other terms used in this Revised Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Increased Offer to Purchase or in the Offer Document (as defined in the Increased Offer to Purchase).

    This Revised Letter of Transmittal is to be used either if Energy Group ADRs evidencing Energy Group ADSs are to be forwarded herewith or if delivery of Energy Group ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures for book-entry transfer set forth in "Procedures for Tendering Energy Group ADSs--Book-Entry Transfer" in Part B of Appendix I to the Offer Document.

/ / CHECK BOX IF ENERGY GROUP ADSs IN RESPECT OF WHICH THE INCREASED OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ENERGY GROUP ADSs EVIDENCED BY ENERGY GROUP ADRs BY BOOK-ENTRY TRANSFER):

Name of Delivering Institution _________________________________________________
Check box opposite name of relevant Book-Entry Transfer Facility:

    / /  The Depository Trust Company         / /  Philadelphia Depository Trust
Company

    Account Number __________         Transaction Code Number __________
    If a holder of Energy Group ADSs wishes to accept the Increased Offer and Energy Group ADRs evidencing such Energy Group ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary prior to the expiry of the Subsequent Offer Period, such holder's acceptance of the Increased Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Procedures for Tendering Energy Group ADSs--Guaranteed Delivery" in Part B of Appendix I to the Offer Document. See Instruction 2 of this Revised Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

/ / CHECK BOX ONLY IF ENERGY GROUP ADSs IN RESPECT OF WHICH THE INCREASED OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of registered owner(s)_____________________________________________

     Date of execution of Notice of Guaranteed Delivery_________________________

     Name of Institution that guaranteed delivery_______________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby instructs the US Depositary to accept the Increased Offer on behalf of the undersigned with respect to the Energy Group ADSs evidenced by Energy Group ADRs (which expression in this Revised Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, the Energy Group Shares represented thereby) specified in the box entitled "Description of Energy Group ADSs Tendered" subject to the terms and Conditions set forth in the Increased Offer to Purchase and this Revised Letter of Transmittal, by informing PacifiCorp Acquisitions in writing that the Increased Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Revised Letter of Transmittal, the Energy Group ADRs evidencing tendered Energy Group ADSs (or book-entry transfer of such Energy Group ADSs evidenced by Energy Group ADRs) and any other required documents to the US Depositary by a holder of Energy Group ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Increased Offer by such holder in respect of such holder's Energy Group ADSs, subject to the terms and Conditions set out in the Increased Offer to Purchase and this Revised Letter of Transmittal.

    The undersigned understands that acceptance of the Increased Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Increased Offer to Purchase, will constitute a binding agreement between the undersigned and PacifiCorp Acquisitions upon the terms and subject to the Conditions of the Increased Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ENERGY GROUP ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE ENERGY GROUP SHARES REPRESENTED BY SUCH ENERGY GROUP ADSs MAY NOT BE MADE.

    The undersigned hereby delivers to the US Depositary the above-described Energy Group ADSs evidenced by Energy Group ADRs for which the Increased Offer is being accepted, in accordance with the terms and Conditions of the Increased Offer to Purchase and this Revised Letter of Transmittal, receipt of which is hereby acknowledged.

    Upon the terms of the Increased Offer (including, if the Increased Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all Conditions to the Increased Offer have been satisfied, fulfilled or, where permitted, waived (at which time PacifiCorp Acquisitions will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, PacifiCorp Acquisitions all right, title and interest in and to all Energy Group ADSs evidenced by Energy Group ADRs with respect to which the Increased Offer is being accepted (and any and all Energy Group ADSs or other securities or rights issuable in respect of such Energy Group ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Energy Group ADRs for such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights) or accept transfer of ownership of such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, PacifiCorp Acquisitions, (b) present such Energy Group ADRs for such Energy Group ADSs (and any other Energy Group ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Energy Group ADSs (and any such other Energy Group ADSs, securities or rights), all in accordance with the terms of the Increased Offer.

    The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any director of PacifiCorp Acquisitions or Goldman Sachs International in accordance with the terms of paragraph 6 of Part B of Appendix I to the Offer Document.

    The undersigned agrees that effective from and after the date hereof or, if later, the date on which all Conditions to the Increased Offer are satisfied, fulfilled or, where permitted, waived: (a) PacifiCorp Acquisitions or its agents shall be entitled to direct the exercise of any votes attaching to the Energy Group Shares represented by any Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Increased Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such Energy Group Shares, including any right to requisition a general meeting of The Energy Group or of any class of its shareholders, and (b) the execution of this Revised Letter of Transmittal by a holder of Energy Group ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs (i) an authority to The Energy Group or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as an Energy Group ADS holder to PacifiCorp Acquisitions at its registered office, (ii) an authority to PacifiCorp Acquisitions or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by PacifiCorp Acquisitions to attend general meetings and separate class meetings of The Energy Group or its members (or any of them) (or any adjournments thereof) and to exercise the votes attaching to the Energy Group Shares represented by such Accepted ADSs on his or her behalf, and (iii) the agreement of the undersigned not to exercise any such rights without the consent of PacifiCorp Acquisitions and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of The Energy Group in respect of such Accepted ADSs.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Increased Offer and to sell, assign and transfer the Energy Group ADSs evidenced by Energy Group ADRs (and the Energy Group Shares represented by such Energy Group ADSs) in respect of which the Increased Offer is being accepted or deemed to be accepted (and any and all other Energy Group ADSs, securities or rights issued or issuable in respect of such Energy Group ADSs) and, when the same are purchased by PacifiCorp Acquisitions, PacifiCorp Acquisitions will acquire good title thereto, free from all liens, equitable interests, charges, encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid on or after February 3, 1998 with respect to the Energy Group Shares represented by the Energy Group ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or PacifiCorp Acquisitions to be necessary or desirable to complete the sale, assignment and transfer of the Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Increased Offer is being accepted (and any and all other Energy Group ADSs, securities or rights).

    The undersigned irrevocably undertakes, represents, and warrants to and agrees with PacifiCorp Acquisitions (so as to bind him or her, his or her personal representatives, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of this document or any Acceptance Form or any related documents in, into or from Canada, Japan or Australia and has not otherwise utilized in connection with the Increased Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, Australia or Japan, (ii) is accepting the Increased Offer from outside Canada, Japan and Australia and (iii) is not an agent or fiduciary acting on a nondiscretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given any instructions with respect to the Increased Offer from outside Canada, Japan and Australia.

    All authority herein conferred or agreed to be conferred pursuant to this Revised Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Increased Offer to Purchase, this acceptance is irrevocable.

    Unless otherwise indicated herein under "Special Payment Instructions", the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of Energy Group ADSs Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any Energy Group ADRs evidencing Energy Group ADSs in respect of which the Increased Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Energy Group ADSs Tendered". In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any Energy Group ADRs evidencing Energy Group ADSs in respect of which the Increased Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of Energy Group ADSs evidenced by Energy Group ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility indicated above with any Energy Group ADSs in respect of which the Increased Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any Energy Group ADSs which are not purchased pursuant to the Increased Offer from the name of the registered holder thereof to any other person.

    If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby instructs the relevant payment agent (either the US Depositary or the UK Receiving Agent) to convert all amounts payable pursuant to the Increased Offer from pounds sterling to US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by PacifiCorp Acquisitions to the relevant payment agent for delivery to holders of Energy Group ADSs and to pay such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the relevant payment agent by PacifiCorp Acquisitions. Energy Group ADS holders should also be aware that the US dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Revised Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the relevant payment agent by PacifiCorp Acquisitions. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting Energy Group ADS holders who do not elect to receive their consideration in pounds sterling. Such currency exchange will be effected by the relevant payment agent on behalf of the requesting Energy Group ADS holder and PacifiCorp Acquisitions shall have no responsibility or obligation with respect thereto.

    SUBJECT TO THE TERMS OF THE INCREASED OFFER TO PURCHASE, THIS REVISED LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE INCREASED OFFER SHALL NOT BE MADE, UNTIL THE ENERGY GROUP ADRs EVIDENCING THE ENERGY GROUP ADSs IN RESPECT OF WHICH THE INCREASED OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE INCREASED OFFER TO PURCHASE AND THIS REVISED LETTER OF TRANSMITTAL.

/ / CHECK HERE IF ANY OF THE ENERGY GROUP ADRs REPRESENTING ENERGY GROUP ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.
   Number of Energy Group ADSs represented by the lost, stolen or destroyed
     Energy Group ADRs: _______

                 SPECIAL PAYMENT INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 1, 5, 6 AND 7)                                 (SEE INSTRUCTIONS 1, 5, 6 AND 7)

/ /  Check box ONLY if the check for the purchase price with     / /  Check box ONLY if the check for the purchase price with
     respect to Energy Group ADSs purchased is to be issued in   respect to Energy Group ADSs purchased and/or Energy Group ADRs
     the name of someone other than the undersigned.                  evidencing Energy Group ADSs in respect of which the
                                                                      Increased Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown
                                                                      above.
Issue to:

Name
                        (PLEASE PRINT)
Address                                                          Mail  / /  Check  / /  ADR certificates to:

                      (INCLUDE ZIP CODE)                         Name
                                                                 (PLEASE PRINT)

          (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)            Address
           (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)
                                                                 (INCLUDE ZIP CODE)

                        POUNDS STERLING PAYMENT ELECTION
  / / Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars and the relevant payment agent (either the US Depositary or the UK Receiving Agent) will arrange for the conversion of the pound sterling amounts payable to you to US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by PacifiCorp Acquisitions to the relevant payment agent for delivery to holders of Energy Group ADSs.

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                                   SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

  ____________________________________________________________________________

  ____________________________________________________________________________
                           (SIGNATURE(S) OF OWNER(S))

  Dated: ________________________________________________________________ 1998

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Energy Group ADR(s) evidencing the Energy Group ADS(s) or by person(s) to whom Energy Group ADR(s) surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

  Name(s) ____________________________________________________________________

                                        ______________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________

                                        ______________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Tax Identification or
  Social Security No. ________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature _______________________________________________________

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title ______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________

  Area Code and Telephone No. ________________________________________________

  Dated: _____________________________________________________________________
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                                  INSTRUCTIONS
        FORMING PART OF THE TERMS AND CONDITIONS OF THE INCREASED OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Revised Letter of Transmittal if (a) the Revised Letter of Transmittal is signed by the registered holder(s) of the Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Increased Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Revised Letter of Transmittal or (b) the Increased Offer is being accepted in respect of such Energy Group ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Revised Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

    2. DELIVERY OF REVISED LETTER OF TRANSMITTAL AND ADSS. This Revised Letter of Transmittal is to be completed either if Energy Group ADRs evidencing Energy Group ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in "Procedures for Tendering Energy Group ADSs--Book-Entry Transfer" in Part B of Appendix I to the Offer Document. Energy Group ADRs evidencing Energy Group ADSs or confirmation of a book-entry transfer of such Energy Group ADSs into the US Depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Revised Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other documents required by this Revised Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

    Energy Group ADS holders whose Energy Group ADRs are not immediately available or who cannot deliver their Energy Group ADRs and all other required documents to the US Depositary or complete the procedures for book-entry transfer prior to the expiration of the Subsequent Offer Period may accept the Increased Offer with respect to their Energy Group ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in "Procedures for Tendering Energy Group ADSs--Guaranteed Delivery" in Part B of Appendix I to the Offer Document. Pursuant to the guaranteed delivery procedures: (a) acceptance must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by PacifiCorp Acquisitions must be received by the US Depositary prior to the expiration of the Subsequent Offer Period; and (c) the Energy Group ADRs evidencing the Energy Group ADSs in respect of which the Increased Offer is being accepted (or, in the case of Energy Group ADSs held in book-entry form, timely confirmation of the book-entry transfer of such Energy Group ADSs into the US Depositary's account at a Book-Entry Transfer Facility as described in the Offer Document) together with a properly completed and duly executed Revised Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Revised Letter of Transmittal, are received by the US Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a "business day" is any day on which the New York Stock Exchange is open for business.

    THE METHOD OF DELIVERY OF ENERGY GROUP ADSS EVIDENCED BY ENERGY GROUP ADRS AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF ENERGY GROUP ADSS ACCEPTING THE INCREASED OFFER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent acceptance will be accepted and no fractional Energy Group ADSs will be purchased. All accepting Energy Group ADS holders, by execution of this Revised Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Energy Group ADSs for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of Energy Group ADSs should be listed on a separate schedule attached hereto.

    4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Increased Offer is to be accepted in respect of less than all of the Energy Group ADSs evidenced by any Energy Group ADRs delivered to the US Depositary herewith, fill in the number of Energy Group ADSs in respect of which the Increased Offer is being accepted in the box entitled "Number of ADSs Tendered". In such case, a new Energy Group ADR for the remainder of the Energy Group ADSs (in respect of which the Increased Offer is not being accepted) represented by the old Energy Group ADR will be sent to the registered holder as promptly as practicable following the date on which the Energy Group ADSs in respect of which the Increased Offer has been accepted are purchased.

    The Increased Offer will be deemed to have been accepted in respect of all Energy Group ADSs evidenced by Energy Group ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, Energy Group ADSs in respect of which the Increased Offer was not accepted will not be reissued to a person other than the registered holder.

    5. SIGNATURES ON REVISED LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Energy Group ADSs in respect of which the Increased Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

    If any of the Energy Group ADSs evidenced by Energy Group ADRs in respect of which the Increased Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Revised Letter of Transmittal.

    If any of the Energy Group ADSs in respect of which the Increased Offer is being accepted are registered in different names on different Energy Group ADRs, it will be necessary to complete, sign and submit as many separate Revised Letters of Transmittal as there are different registrations of Energy Group ADRs.

    If this Revised Letter of Transmittal or any Energy Group ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to PacifiCorp Acquisitions of their authority so to act must be submitted.

    When this Revised Letter of Transmittal is signed by the registered holder(s) of the Energy Group ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such Energy Group ADRs or stock powers must be guaranteed by an Eligible Institution.

    If this Revised Letter of Transmittal is signed by a person other than the registered holder(s) of the Energy Group ADSs listed, the Energy Group ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the names(s) of the registered holder(s) appear(s) on the Energy Group ADRs evidencing such Energy Group ADSs. Signatures on such Energy Group ADRs or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. PacifiCorp Acquisitions will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of Energy Group ADSs evidenced by Energy Group ADRs pursuant to the Increased Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if Energy Group ADSs in respect of which the Increased Offer is being accepted are registered in the name of any person other than the person(s) signing this Revised Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Energy Group ADRs listed in this Revised Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Revised Letter of Transmittal or if the check for the purchase price is to be sent and/or any Energy Group ADRs evidencing Energy Group ADSs in respect of which the Increased Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Revised Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Revised Letter of Transmittal should be completed.

    8. POUNDS STERLING PAYMENT ELECTION. If the check for the purchase price is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election". If you do not check such box all pound sterling amounts payable pursuant to the Increased Offer will be converted by the relevant payment agent (either the US Depositary or the UK Receiving Agent) into US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately noon (London time) on the date the cash consideration is made available by PacifiCorp Acquisitions to the relevant payment agent for delivery to holders of Energy Group ADSs.

    9. WAIVER OF CONDITIONS. PacifiCorp Acquisitions reserves the absolute right in its sole discretion to waive any of the specified conditions of the Increased Offer, in whole or in part, to the extent permitted by applicable law and the rules of the City Code.

    10. 31% U.S. BACKUP WITHHOLDING. In order to avoid "backup withholding" of US federal income tax on any cash payment received upon the surrender of Energy Group ADSs pursuant to the Increased Offer, an Energy Group ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Revised Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service and cash payments made in exchange for the surrendered Energy Group ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 31% of any payment made pursuant to the Increased Offer.

    Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to back-up withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the Internal Revenue Service.

    The TIN that is to be provided on the Substitute Form W-9 is that of the registered holder(s) of the Energy Group ADSs or of the last transferee appearing on the transfers attached to, or endorsed on, the Energy Group ADSs. The TIN for an individual is his or her social security number. Each tendering Energy Group ADS holder generally is required to notify the US Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding (see Part III of Substitute Form W-9). Notwithstanding that the "TIN Applied For" box is checked (and the Certification is completed), the US Depositary will withhold 31% on any cash payment of the purchase price for the Energy Group ADSs made prior to the time it is provided with a properly certified TIN.

    Exempt persons (including among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the US Depositary. An Energy Group ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

    For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

    11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Increased Offer to Purchase, the Offer Document, this Revised Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above, to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth below, or to the UK Receiving Agent at the appropriate address and telephone number set forth in the Increased Offer to Purchase.

    12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Energy Group ADR evidencing Energy Group ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of Energy Group ADSs evidenced by such lost, destroyed or stolen Energy Group ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such Energy Group ADRs. This Revised Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Energy Group ADRs have been followed.

    13. HOLDERS OF ENERGY GROUP SHARES NOT REPRESENTED BY ENERGY GROUP ADSS. Holders of Energy Group Shares have been sent a Revised Form of Acceptance with the Increased Offer to Purchase and may not accept the Increased Offer in respect of Energy Group Shares pursuant to this Revised Letter of Transmittal except insofar as those shares are represented by Energy Group ADSs. If any holder of Energy Group Shares which are not represented by Energy Group ADSs needs to obtain a copy of a Revised Form of Acceptance, such holder should contact the UK Receiving Agent at the appropriate address and telephone number set forth in the Increased Offer to Purchase or the US Depositary.

 PAYER'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AS DEPOSITARY AGENT

SUBSTITUTE                                   PART I--Taxpayer Identification Number (TIN)
FORM W-9                                     Please enter your correct number in the appropriate box below. NOTE: If the account is
DEPARTMENT OF THE TREASURY                   more than one name, see the chart on the enclosed form, Guidelines for Certification
INTERNAL REVENUE SERVICE                     of Taxpayer Identification Number on Substitute Form W-9, for guidance on which number to enter.
PAYER'S REQUEST FOR                          Social Security Number        Or        Employer Identification Number
TAXPAYER IDENTIFICATION                      ----------------------------           ----------------------------
NUMBER AND CERTIFICATION                     If you do not have a TIN, see the instructions "How to Get a TIN" and check the box below.
                                                                              TIN Applied For / /
                                             PART II--For Payees Exempt from Backup Withholding (see instructions)
PART III CERTIFICATION--Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
    and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the
    Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) IRS has notified me that I am no longer subject to backup withholding, and
(3) All other information provided on this form is true, correct and complete.
Certification Instructions. You must cross out Item (2) above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please indicate the taxpayer's name associated with the TIN if other than the first name appearing in the registration:
(X) ----------------------------
         (Please Print)
Please Sign (X) Signature(s) -------------------------------------- Date -------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE INCREASED OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               THE INFORMATION AGENT FOR THE INCREASED OFFER IS:
                     SHAREHOLDER COMMUNICATIONS CORPORATION
                          17 State Street, 27th Floor
                            New York, New York 10004
                   Call: (800) 733-8481, ext. 475 (Toll Free)

                 THE DEALER MANAGER FOR THE INCREASED OFFER IS:
                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                      (212) 902-1000 within New York City
                (800) 323-5678 (Toll Free) outside New York City